UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 10, 2023 (March 29, 2023)

Hawkeye Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56332	83-0799093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6605 Abercorn, Suite 204 Savannah, GA	31405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (912) 253-0375

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 1.01	Entry Into a Material Definitive Agreement

On March 29, 2023, Hawkeye Systems, Inc. (the “Company”) issued a $1,000,000 promissory note with an annual 12% interest rate to Steve Hall (the “Steve Hall Note”). On May 31, 2023 (or upon the closing of a debt financing), the Company will repay the outstanding principal and transfer 90% of the CNTNR Shares plus 90% of the CNTNR Warrants that will be paid to the Company pursuant to the CNTNR Note, as defined below.

On April 6, 2023, the Company entered into an unsecured Promissory Note Agreement (the “CNTNR Note”) with CNTNR USA Inc., a Delaware corporation (“CNTNR”), whereby the Company will lend CNTNR one million dollars ($1,000,000) (the “Principal Amount”). The Company has advanced $200,000 to CNTNR under the CNTNR Note. The CNTNR Note has an annual interest rate of twelve percent (12%) and matures at the earlier of September 30, 2023, or the closing of a material debt or equity financing (“Maturity”). CNTNR will issue the Company one warrant for every share issued in repayment at the closing of an intended merger with CNTNR. The warrants will have a 30% discount to the current trading price when exercised and will expire 36 months after April 6, 2023. Upon Maturity, CNTNR will pay, in cash, all outstanding principal and interest and issue 10% (6,170,879) of the issued and outstanding shares of CNTNR.

In addition, CNTNR will pay the Company a monthly financial and administrative consulting fee of $5,000. The Company will charge a 5% Commitment Fee of the Principal Amount ($50,000) due upon signing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Restated Promissory Note by and between Lender Hawkeye Systems Inc. and Borrower CNTNR USA Inc. dated April 6, 2023.

10.2	Restated Promissory Note by and between Lender Steve Hall and Hawkeye Systems, Inc. dated March 29, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKEYE SYSTEMS, INC.

Date: April 10, 2023	By:	/s/ Corby Marshall
	Name:	Corby Marshall
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Restated Promissory Note by and between Lender Hawkeye Systems Inc. and Borrower CNTNR USA Inc dated April 6, 2023.

10.2	Restated Promissory Note by and between Lender Steve Hall and Hawkeye Systems, Inc. dated March 29, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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